SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                          COASTAL FINANCIAL CORPORATION
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

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     [_]  Check box if any part of the fee is offset as provided by Exchange Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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

                          -----------------------------
                          COASTAL FINANCIAL CORPORATION
                          -----------------------------


                                DECEMBER 20, 2005


Dear Shareholder:

      You are cordially invited to attend the annual meeting of Shareholders of Coastal Financial Corporation. The meeting will be held at The Breakers Resort, 2006 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday January 31, 2006 at 2:00 p.m., Eastern Standard Time.

      The Notice of Annual Meeting and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Corporation. Directors and Officers of the Corporation, as well as a representative of KPMG LLP, the Corporation's independent registered public accounting firm, will be present to respond to appropriate questions of Shareholders.

      It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

      We look forward to seeing you at the meeting.


                             Sincerely,

                             /s/ Michael C. Gerald

                             Michael C. Gerald
                             President and
                             Chief Executive Officer

                          COASTAL FINANCIAL CORPORATION
                                 2619 OAK STREET
                       MYRTLE BEACH, SOUTH CAROLINA 29577
                                 (843) 205-2000

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                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


      The annual meeting of Shareholders of Coastal Financial Corporation ("Corporation") will be held at The Breakers Resort, 2006 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday, January 31, 2006, at 2:00 p.m., Eastern Standard Time, for the following purposes:

      1.    To elect four directors of the Corporation;

      2. Ratification of an Amendment to the Certificate of Incorporation to increase the Corporation's authorized common stock from 25,000,000 to 50,000,000 shares; and

      3. To transact any other business that may properly come before the meeting.

      NOTE: The Board of Directors is not aware of any other business to come before the meeting.

      Shareholders of record at the close of business on December 5, 2005 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

      Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Susan J. Cooke

                                       Susan J. Cooke
                                       Corporate Secretary


Myrtle Beach, South Carolina
December 20, 2005


IMPORTANT: The prompt return of proxies will save the Corporation the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

                                 PROXY STATEMENT
                                       OF
                          COASTAL FINANCIAL CORPORATION


                         ANNUAL MEETING OF SHAREHOLDERS
                                January 31, 2006


      This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Coastal Financial Corporation ("Coastal Financial" or "Corporation") to be used at the Annual Meeting of Shareholders of the Corporation. The Corporation is the holding company for Coastal Federal Bank. The meeting will be held at The Breakers Resort, 2006 N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday, January 31, 2006 at 2:00 p.m., Eastern Standard Time. This Proxy Statement and the enclosed proxy card are being first mailed on or about December 20, 2005 to Shareholders of record.

                           VOTING AND PROXY PROCEDURE

Who Can Vote at the Meeting

      You are entitled to vote your Coastal Financial common stock if the records of the Corporation show that you held your shares as of the close of business on December 5, 2005. As of the close of business on that date, a total of 19,479,469 shares of Coastal Financial's common stock were outstanding. Each share of common stock has one vote. As provided in the Corporation's Certificate of Incorporation, record holders of the Corporation's common stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation's outstanding shares are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Attending the Meeting

      If you are a beneficial owner of Coastal Financial common stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Coastal Financial common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee, which holds your shares.

Vote Required

      The meeting will be held only if there is a quorum. A quorum exists if a majority of the outstanding shares of common stock entitled to vote is represented for the transaction of business at the meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

      In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to specific nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the greatest number of votes will be elected up to the maximum number of directors to be elected at the meeting. The maximum number of directors to be elected at the meeting is four. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

      In voting on the ratification of the amendment to the Certificate of Incorporation, you may vote in favor of the proposal, vote against the proposal or abstain from voting. This matter will be decided by the affirmative vote of a majority of the outstanding shares of Coastal Financial common stock entitled to vote at the meeting. On this proposal, abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by Proxy

      This proxy statement is being sent to you by the Board of Directors of Coastal Financial for the purpose of requesting that you allow your shares of Coastal Financial common stock to be represented at the meeting by the persons named in the enclosed proxy card. All shares of Coastal Financial common stock represented at the meeting by properly executed and dated proxies will be voted in accordance with the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Corporation's Board of Directors. The Board of Directors unanimously recommends that you vote "FOR" each of the nominees as director and "FOR" ratification of the amendment to the Certificate of Incorporation.

      If any matters not described in this proxy statement are properly presented at the meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the meeting is postponed or adjourned, your Coastal Financial common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Corporation does not know of any other matters to be presented at the meeting.

      You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Secretary of the Corporation in writing before your shares have been voted at the meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the meeting will not in itself constitute revocation of your proxy.

      If your Coastal Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement for further information regarding telephone and Internet voting. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

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                              CORPORATE GOVERNANCE

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      The Corporation periodically reviews its corporate governance policies and procedures to ensure that the Corporation meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern its operations. As part of this periodic review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Corporation.

Code of Business Conduct

      The Corporation has adopted a Code of Business Conduct that is designed to ensure that the Corporation's directors, executive officers and Associates meet the highest standards of ethical conduct. The Code of Business Conduct requires that the Corporation's directors, executive officers and Associates avoid conflicts of interest, comply with all laws and other legal requirements, conduct business in an honest and ethical manner and otherwise act with integrity and in the Corporation's best interest. Under the terms of the Code of Business Conduct, directors, executive officers and Associates are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct.

      As a mechanism to encourage compliance with the Code of Business Conduct, the Corporation has established procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters. These procedures ensure that individuals may submit concerns regarding questionable accounting or auditing matters in a confidential and anonymous manner. The Code of Business Conduct also prohibits the Corporation from retaliating against any director, executive officer or Associate who reports actual or apparent violations of the Code of Business Conduct.

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                                 STOCK OWNERSHIP

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      The following table provides  information,  as of December 5, 2005,  about the shares of Coastal Financial common stock that may be considered to be beneficially owned by each person known to the Corporation to beneficially own more than 5% of its outstanding common stock, each Named Executive Officer (as defined in footnote 3 to the table), each director or nominee for director of the Corporation and by all directors and executive officers of the Corporation as a group. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown. A person may be considered to beneficially own any share of common stock over which he or she has, directly or indirectly, sole or shared voting or investing power. The table reflects adjustments for the 10% stock dividends paid on January 20, 2005 and November 25, 2005.

                                                                 Number of Shares
                                              Number of        That May Be Acquired    Percent of
                                            Shares Owned         Within 60 Days By   Common Stock
                                        (Excluding Options)(1)  Exercising Options   Outstanding (2)
                                        -------------------     ------------------   ---------------
Named Executive Officers (3)

Michael C. Gerald, President, Chief            152,275               406,517              2.81
   Executive Officer and Director

Jimmy R. Graham, Executive Vice
   President                                   138,885               283,982              2.14

Jerry L. Rexroad, Executive Vice
   President and Chief Financial                36,554(4)            264,692              1.53
   Officer

Steven J. Sherry, Executive Vice
   President                                    20,430               157,562              0.91

Phillip G. Stalvey, Executive Vice
   President                                    29,543               261,655              1.48


Directors of the Corporation
(Excluding Named Executive Officers)

E. Lawton Benton                               542,074(5)             11,924              2.84

G. David Bishop                                704,316(6)             17,238              3.70

J. Robert Calliham                               2,179(7)             11,924              0.07

James T. Clemmons                              403,813(8)             30,573              2.23

James P. Creel                                 982,928(9)             58,095              5.33

James H. Dusenbury                              64,442(10)            20,781              0.44

William O. Marsh                                 1,100                     0              0.01

Frank A. Thompson, II                           28,728(11)            26,095              0.28

W. Cecil Worsley, III                              250                     0              0.00

Executive Officers and
Directors as a Group (14 persons)            3,107,517             1,551,038             22.15


(1) Pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of the Corporation's Common Stock if he or she has voting and/or investment power with respect to such security or has a right to acquire, through the exercise of outstanding options or otherwise, beneficial ownership at any time within 60 days from December 5, 2005. The table includes certain shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the named persons possess voting and/or investment power.
(2) Based on 19,479,469 shares of Common Stock of the Corporation outstanding and entitled to vote at the Meeting, plus the number of shares that may be acquired within 60 days by each individual (or group of individuals) by exercising options.
(3) Under Securities and Exchange Commission regulations, the term "Named Executive Officer" is defined to include the chief executive officer regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000.
(4) Includes 10,837 shares owned by Jerry L. Rexroad; 19,843 shares owned by Robin E. Rexroad; 5,874 shares in the Coastal Financial 401-K Plan for Jerry L. Rexroad.
(5) Includes 507,169 shares owned by RCEE, Inc. of which Mr. Benton is Vice President; 6 shares owned by Edward Lawton Benton; 524 shares owned by Edward Lawton Benton - IRA; 34,375 shares owned by Edward Lawton Benton and Elizabeth Benton.
(6)   Includes  53,984 shares owned by G. David Bishop;  268,538 shares owned by
      G. J. Bishop Trust, G. David Bishop, Trustee; 81,037 shares owned by Mary Ann Bishop; 300,757 shares owned by Bishop Investment Company.
(7) Includes 199 shares owned by James R. Calliham; 1,100 shares owned by Justin Calliham; 660 shares owned by Flo Berry Calliham, and 220 shares owned by James R. Calliham - Retirement Account.
(8) Includes 35,439 shares owned by J. T. Clemmons; 59,362 shares owned by Helen W. Clemmons; 3,224 shares owned by J. T. Clemmons - IRA; 379 shares owned by Helen W. Clemmons - IRA; 305,409 shares owned by Nipaw, LLC.
(9) Includes 709,821 shares owned by Creel Outdoor Advertising, Inc.; 178,515 shares owned by Creel Outdoor Advertising, Inc. Profit Sharing Plan; 40,117 shares owned by Carolyn W. Creel; 1,197 shares owned by Carolyn W. Creel & James P. Creel, Jr.; 1,197 shares owned by Carolyn W. Creel & C. Alicia Creel; 8,936 shares owned by Carolyn W. Creel, James P. Creel, Jr. & Alicia Creel Bame; 26,870 shares owned by James P. Creel; 880 shares owned by Alicia Creel Bame & Carolyn W. Creel; 15,395 shares owned by Sun Graphics, Inc., Carolyn W. Creel, President.
(10) Includes 31,967 shares owned by James H. Dusenbury; 32,475 shares owned by James H. Dusenbury - IRA.
(11) Includes 1,333 shares owned by Frank A. Thompson, II; 11,101 shares owned by Frank A. Thompson, II - SEP; 1,790 shares owned by Frank A. Thompson II
      - IRA; 2,521 shares owned by Sharon Thompson - IRA; 11,983 shares owned by Frank A. Thompson, II & Sharon Thompson.

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                       PROPOSAL 1 - ELECTION OF DIRECTORS
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      The Corporation's Board of Directors consists of ten members. Nine of them are independent directors in accordance with the listing standards of the NASDAQ Stock Market and one is a member of management. The Board is divided into three classes with three-year staggered terms with approximately one-third of the directors elected each year. Four directors will be elected at the meeting to serve for a three-year term, or until their respective successors have been elected and qualified. The nominees are James T. Clemmons, G. David Bishop, Frank A. Thompson, II, and William O. Marsh, each of whom currently is a director of the Corporation and Coastal Federal Bank.

      It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote "FOR" the election of all of the nominees.

      Information regarding the nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual's biography is as of September 30, 2005. The indicated period for service as a director includes service as a director of Coastal Federal Bank.

Nominees for Election as Directors

      The directors standing for election are:

      G. David Bishop. Mr. Bishop is Managing Director of White Harvest Trading Co., LLC. Age 52. Director since 1991.

      James T. Clemmons. Mr. Clemmons is the retired President of Coastal Federal Bank. Age 67. Director since 1979.

      William O. Marsh.  Mr. Marsh is the President of Palmetto  Chevrolet.  Age
      42. Director since September 2005.

      Frank  A.  Thompson,   II.  Mr.  Thompson  is  the  President  of  Peoples
      Underwriters, Inc. Age 48. Director since 1999.

Directors Continuing in Office

      The following directors have terms ending in 2007.

      J. Robert Calliham. Mr. Calliham is the President and Chief Executive Officer of Smith, Sapp, Bookhout, Crumpler & Calliham, P.A. Age 52. Director since 2004.

      James H. Dusenbury. Mr. Dusenbury is a retired attorney/Dusenbury and Clarkson Law Firm. He has been associated with the Bank since 1965 serving in the capacity of general counsel, Director and Advisory Director. Age
      70. Director since 1997.

      Michael C. Gerald. Mr. Gerald is the President and Chief Executive Officer of the Corporation and Coastal Federal Bank. Age 56. Director since 1986.


      The following directors have terms ending in 2008.

      E. Lawton Benton. Mr. Benton is President of C. L. Benton & Sons, Inc. Age
      45. Director since 2004

      James P. Creel. Mr. Creel is President of Creel Corporation. Age 66. Director since 1990.

      W. Cecil Worsley, III. Mr. Worsley is President and Chief Executive Officer of Worsley Companies. Age 42. Director since September 2005.

Meetings and Committees of the Board of Directors

      The Boards of Directors of the Corporation and Coastal Federal Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended September 30, 2005, the Board of Directors of the Corporation held thirteen (13) meetings and the Board of Directors of Coastal Federal Bank held forty-nine (49) regular and special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees on which he served, except for Director Creel, who attended 73% of the meetings of the Boards of Directors and committees on which he served.

      The Executive Committee of the Board of Directors, consisting of Directors Clemmons, Creel, Dusenbury and Gerald, meets as necessary between meetings of the full Board of Directors. The Executive Committee met one (1) time during the fiscal year ended September 30, 2005.

      The Board of Directors of the Company has an Audit Committee, consisting of Directors Calliham, Creel, and Dusenbury, which is responsible for developing and monitoring the Company's audit program. Director Marsh was appointed to the Audit Committee in October 2005. Each member of the Audit Committee satisfies the standards for independence for audit committee members as defined in the listing standards of the NASDAQ Stock Market. The Board of Directors has determined that J. Robert Calliham is an "audit committee financial expert" as such term is defined under the rules and regulations of the Securities and Exchange Commission. The Audit Committee selects the Corporation's independent registered public accounting firm and meets with them to discuss the results of the annual audit and any related matters. The Audit Committee also receives and reviews the reports and findings and other information presented to them by Coastal Federal Bank's officers regarding financial reporting policies and practices. The Audit Committee met eight (8) times during the fiscal year ended September 30, 2005. The Audit Committee operates under a written charter, a copy of which was an appendix to the Corporation's 2004 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on December 19, 2003.

      The Compensation and Benefits Committee, consisting of Directors Clemmons, Creel, and Dusenbury, is responsible for all matters regarding the Corporation's and Coastal Federal Bank's associate compensation and benefit programs. Each member of the Compensation and Benefits Committee is independent as independence for compensation committee members is defined under the listing standards of the NASDAQ Stock Market. This committee met three (3) times during the fiscal year ended September 30, 2005. The Compensation and Benefits Committee operates under a written charter.

      Directors Benton, Bishop, and Thompson act as the Nominating Committee for selecting the nominees for election as directors. The Nominating Committee met two (2) times in its capacity as the Nominating Committee during the fiscal year ended September 30, 2005. Directors Marsh and Worsley were appointed to the Nominating Committee in October 2005. Each member of the Nominating Committee is independent as independence for Nominating Committee members is defined under the listing standards of the NASDAQ Stock Market. The Nominating Committee acts under a written charter adopted by the Board of Directors, a copy of which was included as an appendix to the Corporation's 2005 Annual Meeting Proxy Statement filed with the Securities and Exchange Commission on December 17, 2004. The Corporation's Bylaws provide for Shareholder nomination of directors. See "Shareholder Proposals and Nominations".


Directors' Compensation

      Members of the Board of Directors of Coastal Federal Bank receive a fee of $12,000 annually, except for the Chairman of the Board, who receives $19,500 annually. Members of the Board of Directors of Coastal Financial receive $2,500 annually. Honorary Directors of Coastal Financial receive $1,000 annually. Non-Associate directors who are members of the Coastal Federal Bank's Loan Committee receive $50 per committee meeting.

      2000 Stock Option and  Incentive  Plan.  At the 2000 Annual  Meeting,  the
      --------------------------------------
Corporation's Shareholders approved the 2000 Stock Option Plan. All Directors participate in the 2000 Stock Option Plan. On January 25, 2005, each Director received stock options to purchase 4,840 shares of the Corporation's common stock at an exercise price of $15.91 per share. On September 21, 2005, each Director received stock options to purchase 3,000 shares of the Corporation's common stock at an exercise price of $14.50 per share and 3,000 shares of the Corporation's common stock at an exercise price of $17.00 per share. All options granted at both dates are immediately exerciseable.

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                             EXECUTIVE COMPENSATION

--------------------------------------------------------------------------------

Summary Compensation Table

      The following information is furnished for the Chief Executive Officer and the four other Named Executive Officers.

======================================================================================================
                              SUMMARY COMPENSATION TABLE (1)
------------------------------------------------------------------------------------------------------

                                                    Annual Compensation
------------------------------------------------------------------------------------------------------
                                                                              Long-Term
                                                                            Compensation
                                                                            --------------------------
                                                                               Awards
------------------------------------------------------------------------------------------------------
                                                                             Securities
    Name and               Year         Salary      Bonus     Other Annual   Underlying    All Other
    Principal                           ($)(1)      ($)(2)    Compensation     Options    Compensation
    Position                                                     ($)(3)          (4)        ($)(5)
------------------------------------------------------------------------------------------------------
Michael C. Gerald,         2005         260,400     198,895       18,775       78,025        9,538
 President, Chief          2004         248,000     252,982       18,375       34,812       13,000
 Executive Officer         2003         236,250     193,351       19,625       35,519        6,000
    & Director

 Jimmy R. Graham,          2005         151,200     111,756          -0-       55,030        9,375
  Executive Vice           2004         144,000     143,615          -0-       23,916       11,632
     President             2003         136,500     108,840          -0-       25,688        9,242

 Jerry L. Rexroad,         2005         204,750     145,492        4,520       55,030        9,324
  Executive Vice           2004         195,000     187,094        4,270       23,916       12,474
 President & Chief         2003         185,000     140,850        5,900       25,688        8,857
 Financial Officer

 Steven J. Sherry,         2005         160,387     117,544          -0-       55,030        9,407
  Executive Vice           2004         152,750     150,732          -0-       23,916       12,133
     President             2003         145,000     114,450          -0-       25,688       10,954

Phillip G. Stalvey,        2005         190,575     136,562          850       55,030        9,304
  Executive Vice           2004         181,500     176,114          850       23,916       12,290
     President             2003         172,000     132,270        1,700       25,688        8,947

======================================================================================================

--------------

(1) Except for directors' fees paid for service on the Board of Directors of the Corporation, compensation, including fringe benefits, is paid by Coastal Federal Bank.
(2) Reflects bonuses awarded for the fiscal year which were paid in subsequent fiscal year.
(3) Reflects directors' fees received during the fiscal year for service on the Board of Directors of the Corporation and/or its subsidiaries. Does not include perquisites, which did not exceed, in the aggregate, the lesser of $50,000 or 10% of salary and bonus.
(4) Reflects adjustments for 10% stock dividends paid on January 20, 2005 and November 25, 2005.
(5) Consists of employer contributions to the 401k Profit Sharing Plan & Trust of Coastal Financial Corporation.

Option Grants Table

      The following table sets forth the stock options granted under the 2000 Stock Option Plan to the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2005. Also listed are the hypothetical gains or "options spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term. The table reflects adjustments for 10% stock dividends paid on January 20, 2005 and November 25, 2005.

===========================================================================================================
                                INDIVIDUAL GRANTS
------------------------------------------------------------------------------

                                                                                Potential Realizable Value
                         Number of   Percentage of                               at Assumed Annual Rates
                        Securities      Total                                  of Stock Price Appreciation
                        Underlying     Options                                     For Option Term (1)
                          Options     Granted to    Exercise or                ----------------------------
                          Granted     Associates    Base Price
                                       In Fiscal     Per Share    Expiration
      Name                  (#)          Year         ($/Sh)         Date         5% ($)        10% ($)
-----------------------------------------------------------------------------------------------------------
Michael C. Gerald          5,324         0.67          14.46         2015         48,419        122,699
                          30,161         3.77          12.59         2014        238,862        605,299
                          23,840         2.98          13.18         2015        195,482        497,364
                          18,700         2.34          15.45         2015        110,836        347,631

Jimmy R. Graham           24,890         3.11          12.59         2014        197,117        499,515
                          16,940         2.12          13.18         2015        138,904        353,412
                          13,200         1.65          15.45         2015          78,237       245,387

Jerry L. Rexroad          24,890         3.11          12.59         2014        197,117        499,515
                          16,940         2.12          13.18         2015        138,904        353,412
                          13,200         1.65          15.45         2015          78,237       245,387

Phillip G. Stalvey        24,890         3.11          12.59         2014        197,117        499,515
                          16,940         2.12          13.18         2015        138,904        353,412
                          13,200         1.65          15.45         2015          78,237       245,387

Steven J. Sherry          24,890         3.11          12.59         2014        197,117        499,515
                          16,940         2.12          13.18         2015        138,904        353,412
                          13,200         1.65          15.45         2015         78,237        245,387
===========================================================================================================

(1) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises depend on the future performance of Coastal Financial's common stock. There can be no assurance that the amounts reflected in this table will be achieved.

Option Exercise And Fiscal Year End Option Value Table

      The following table shows stock option exercises by the individuals named in the Summary Compensation Table during the fiscal year ended September 30, 2005. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of September 30, 2005. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of Coastal Financial's common stock. The table reflects adjustments for 10% stock dividends paid on January 20, 2005 and November 25, 2005.

========================================================================================================
                            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
--------------------------------------------------------------------------------------------------------
                                                                                       Dollar Value of
                                                                Number of               Unexercised
                                                               Unexercised              In-the-Money
                            Number of                           Options at               Options at
                             Shares                               FY-End                   FY-End
                            Acquired          Dollar
                               on             Value             Exercisable/            Exercisable/
          Name              Exercise       Realized ($)        Unexercisable          Unexercisable ($)
--------------------------------------------------------------------------------------------------------
Michael C. Gerald              --               --             394,776/17,171        2,447,703/155,393

Jimmy R. Graham              28,848          373,296           273,868/14,538        1,688,853/132,142

Jerry L. Rexroad             26,577          320,964           267,579/14,538        1,611,779/132,142

Phillip G. Stalvey             --               --             251,543/14,538        1,452,378/132,142

Steven J. Sherry             11,465          125,129           147,449/14,538          557,188/132,142

========================================================================================================

Employment Agreements

      Coastal Federal Bank and the Corporation entered into employment agreements with Messrs. Gerald, Graham, Rexroad, Sherry and Stalvey effective as of October 24, 2005. The agreements with Messrs. Gerald, Rexroad and Stalvey have a term of three years and the agreements with Messrs. Graham and Sherry have a one-year term. The agreements are renewed automatically on a daily basis for an additional day beyond their current expiration dates, unless one of the parties gives at least sixty days' notice of non-renewal. The agreements provide for annual base salaries of $275,000 for Mr. Gerald, $160,000 for Mr. Graham, $217,000 for Mr. Rexroad, $168,500 for Mr. Sherry, and $201,000 for Mr. Stalvey.

      The agreements address certain payments to be made upon an executive's death, disability, retirement, voluntary termination or termination with just cause (as defined in the agreement). Upon an executive's death, his estate receives any compensation due him through the last day of the calendar month of his death. If the executive becomes disabled for more than one hundred eighty days, he will continue to receive seventy-five percent of his monthly base salary through the earliest of the date of his death, his sixty-fifth birthday or the third anniversary of his termination date (first anniversary of termination for Messrs. Graham and Sherry). Upon retirement or other voluntary termination of employment, the executive receives any compensation and vested employee benefits payable through his termination date. If the Corporation or Coastal Federal Bank terminates the executive's employment for just cause, the executive receives no further compensation or benefits following his termination date.

      The executives also receive payments upon a termination by the Corporation or Coastal Federal Bank without just cause or upon a voluntary termination without good reason. Good reason, as defined under the agreement, includes the following: a material reduction in responsibility or authority or a change in reporting relationship; assignment of duties inconsistent with the executive's skills and experience; a reduction in salary or benefits (other than a general reduction affecting all benefit plan participants) or, following a change in control, a reduction in salary or benefits from those provided prior to the change in control; a termination of incentive and benefit plans resulting in a material reduction in their aggregate value to the executive or the required relocation of the executive's principal business office or place of residence by more than 35 miles from their current locations. Good reason for termination also includes a voluntary termination of employment for any reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. Upon termination without just cause or with good reason, the executive receives base salary and cash bonus, continued employer contributions under employee benefit plans and health and welfare benefits for the remaining term of the agreement.

      The executives receive a change in control benefit under their agreements if they are terminated without just cause or voluntarily terminate employment with good reason during the period beginning three months prior to a change in control and ending twelve months after a change in control. The change in control benefit equals three times (one times in the case of Messrs. Graham and Sherry) the sum of the executive's current base salary and his highest cash bonus paid or accrued during the three fiscal years preceding the change in control. The executives also receive continued employer contributions to employee benefit plans and continued health and welfare coverage for a period of thirty-six months (twelve months in the case of Messrs. Graham and Sherry) following termination of employment in connection with a change in control.

      The Corporation and Coastal Federal Bank have agreed to provide a tax "gross-up" payment to indemnify the executives in the event any change in control payments they receive under the agreements are subject to the excise tax imposed by Section 4999 of the Internal Revenue Code on excess parachute payments, as determined pursuant to Section 280G of the Internal Revenue Code. The Corporation and Coastal Federal Bank have also agreed to provide standard legal indemnification and liability insurance, in accordance with applicable laws and regulations.

      For a period of one year following a termination of employment without just cause or with good reason in the ordinary course of business, the executives agree not to serve as officers, directors or employees of competing financial institutions or interfere with the Corporation's or Coastal Federal Bank's existing employment relationships.

      Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Compensation and Benefits Committee, the Stock Performance Graph and the Audit Committee Report shall not be incorporated by reference into any such filings.

      Report of the Compensation and Benefits Committee. The Compensation and Benefits Committee of the Board of Directors of the Corporation is responsible for establishing, implementing and monitoring all compensation policies of the Corporation and its primary operating subsidiary, Coastal Federal Bank. The Committee is also responsible for evaluating the performance of the Chief
Executive Officer of the Corporation and recommending appropriate compensation levels. The Chief Executive Officer evaluates the performance of executive officers of the Corporation and recommends individual compensation levels to the Compensation and Benefits Committee.

      The Compensation and Benefits Committee believes that a compensation plan for executive officers, including the Chief Executive Officer, should take into account management skills, long-term performance results and Shareholder returns. Compensation policies must be maintained to promote: 1) the attraction and retention of highly qualified executives; 2) motivation of executives that is related to the performance of the individual and the Corporation; 3) current and long-term performance; and 4) a financial interest in the success of the Corporation similar to the interest of its Shareholders.

      The Corporation's current compensation plan involves a combination of salary and bonus to reward short-term performance and grants of stock options to encourage long-term performance. The salary levels of the executive officers, including the Chief Executive Officer, are designed to be competitive within the financial services industry. Compensation surveys are utilized to determine appropriate salary adjustments.

      A 401(k) plan, in which all executive officers, including the Chief Executive Officer, and Associates of Coastal Financial may participate, has been designed to align their interest with those of the Shareholders of the Corporation. Matching contributions to the 401(k) plan are paid based upon the attainment of established levels of the Corporation's return on average Shareholders' equity.

      The Corporation's Executive Bonus Plan, which includes the Chief Executive Officer, provides for the payment of a bonus on a graduated scale if the Corporation's consolidated return on average equity, excluding accumulated unrealized gains or losses on the securities portfolio, equals or exceeds 14%. Non-recurring items and non-operational items, such as gain (losses) on investments securities and early prepayment penalties on Federal Home Loan Bank advances, as determined by the Corporation's Board of Directors, are excluded from net income in computing the Corporation's return on average Stockholders' equity ("Return on Equity"). The Corporation's Return on Equity, adjusted as discussed above, in fiscal 2005 was 19.16%. This compares to a Return on Equity, adjusted as discussed above, in fiscal 2004 of 20.38%. The Executive Bonus Plan, escalates upon the attainment of higher levels of Return on Equity.

      Stock options are the Corporation's primary long-term compensation program designed to reward the Chief Executive Officer and executives performance consistent with performance that benefits Shareholders. Awards of stock options are intended to provide the Chief Executive Officer and other executives with increased motivation and incentive to exert their best effort on behalf of the Corporation by enlarging their personal stake in its success through the opportunity to increase their stock ownership in the Corporation. Options issued to the Chief Executive Officer and other executives are at a price equal to the closing price of the Corporation's stock on the date of grant in order to ensure that any value derived from the grant is realized by Shareholders generally. The amount of options granted to the Chief Executive Officer and to each other Executive Officer is based upon the Corporation's performance, the Officer's performance and relative responsibilities within the Corporation.

      Compensation of the Chief Executive Officer. During the fiscal year ended September 30, 2005, the base compensation of Michael C. Gerald, President and Chief Executive Officer of the Corporation, was $260,400. In addition, he received a performance bonus, based on the above referenced criteria, of $198,895 and other compensation totaling $28,313 as set forth in the Summary Compensation Table appearing earlier in this proxy statement. This resulted in total compensation of $487,608. In addition, Mr. Gerald received 78,025 stock options during the fiscal year ended September 30, 2005. These shares reflect adjustment for 10% stock dividends paid on January 20, 2005 and November 25, 2005. The Compensation and Benefits Committee believes that Mr. Gerald's compensation is appropriate based upon his performance in managing the Corporation and the Corporation's financial performance during the 2005 fiscal year.


The Compensation and            J. T. Clemmons          James P. Creel
--------------------
Benefits Committee              James H. Dusenbury
------------------

      Compensation Committee Interlocks and Insider Participation. There are no interlocks or insider participation with respect to the Compensation and Benefits Committee of the Board of Directors of the Corporation.

Performance Graph. The following graph compares the Corporation's cumulative Shareholder return on its common stock with the return on the Nasdaq Composite Index and a peer group, the Nasdaq Bank Index. All cumulative returns assume the investment of $100 in each of the Corporation's Shares common stock, the Nasdaq Bank Index and the Nasdaq Composite Index on September 30, 2000.


                                [GRAPH OMITTED]


PERFORMANCE COMPARISON DATA
FIVE YEARS ENDED 09/30/2005

                          9/30/2000   9/30/2001   9/30/2002   9/30/2003   9/30/2004   9/30/2005
Corporation                $100.00     $191.00     $262.80     $328.81     $411.16     $470.28
NASDAQ Bank Index          $100.00     $110.09     $115.89     $144.37     $170.44     $187.35
NASDAQ Composite Index     $100.00     $ 40.86     $ 32.19     $ 49.04     $ 52.09     $ 59.45


--------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

--------------------------------------------------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's executive officers and directors, and persons who own more than 10% of any registered class of the Corporation's equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% Shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representation provided to the Corporation from the individuals required to file the reports, the Corporation believes that each of the Corporation's executive officers and directors has complied with applicable reporting requirements for transactions in Coastal Financial common stock during the fiscal year ended September 30, 2005, except as follows: Executive officer Steven J. Sherry did not timely file a report for the sale of 1,039 shares that occurred during November 2004. This sale was subsequently reported in January 2005. Executive officer Jimmy R. Graham did not timely file a report for the sale of 210 shares owned by his spouse that occurred during November 2004. This sale was subsequently reported in January 2005. Executive officer E. Haden Hamilton, Jr. did not timely file a report for the exercise of 1,538 options that occurred during November 2004. This exercise of options was subsequently reported in January 2005. Executive officer Phillip G. Stalvey did not timely file a report for the sale of 11,900 shares that occurred during February 2005. This sale was subsequently reported in March 2005. Director Frank A. Thompson, II did not timely file a report for the purchase of 450 shares that occurred during February 2005. This purchase was subsequently reported in March 2005.

--------------------------------------------------------------------------------

                          TRANSACTIONS WITH MANAGEMENT

--------------------------------------------------------------------------------

      The Sarbanes-Oxley Act of 2002 generally prohibits loans by the Corporation to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Coastal Federal Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, except for loans made pursuant to programs generally available to all employees, and must not involve more than the normal risk of repayment or present other unfavorable features. Coastal Federal Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public, except for loans made pursuant to programs generally available to all employees, and has adopted a policy to this effect. In addition, loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, are in excess of the greater of $25,000 or 5% of the institution's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

--------------------------------------------------------------------------------

         PROPOSAL 2 - RATIFICATION OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE CORPORATION'S AUTHORIZED COMMON STOCK FROM
                        25,000,000 TO 50,000,000 SHARES

      The Board has unanimously adopted and proposed for Shareholder approval an amendment to the Corporation's Certificate of Incorporation to increase the Corporation's authorized Common Stock from 25,000,000 to 50,000,000 shares. The Corporation's Certificate of Incorporation currently authorizes the issuance of 25,000,000 shares of Common Stock and 1,000,000 shares of serial preferred stock. As of December 5, 2005, 19,479,469 shares of the Corporation's Common Stock were issued and outstanding. If the proposed change in authorized capital is approved by Shareholders, the Corporation will have approximately 27,500,000 shares of unissued and unreserved shares of Common Stock available for issuance in the future upon filing of a Certificate of Amendment with the Secretary of State of Delaware. However, if Shareholders approve the proposed amendment, the Board of Directors retains discretion under Delaware law not to implement the proposed amendment, in which case the number of authorized shares would remain at the current level.

      The Board of Directors believes that this proposed amendment is in the best interests of the Corporation and its Shareholders. The proposed increase in the number of authorized shares would give the Board the necessary flexibility to issue Common Stock in connection with stock dividends and splits, acquisitions, financing and employee benefits and for general corporate purposes without the expense and delay incidental to obtaining Shareholders approval of an amendment to the Certificate of Incorporation increasing the number of authorized shares at the time of such action, except as may be required for a particular issuance by applicable law or by the rules of any stock exchange on which the Corporation's securities may then be listed.

      Although the Board of Directors has no present intention of issuing additional shares for such purposes, the proposed increase in the number of authorized shares of Common Stock may enable the Board of Directors to render more difficult or discourage an attempt by another person or entity to obtain control of the Corporation. Such additional shares could be issued by the Board in a public or private sale, merger or similar transaction, increasing the number of outstanding shares and thereby diluting the equity interest and voting power of a party attempting to obtain control of the Corporation. The amendment to the Certificate of Incorporation is not being proposed in response to any known effort to acquire control of the Corporation.

      If the amendment of the Certificate of Incorporation is approved, the first sentence of Article VI of the Corporation's Certificate of Incorporation would read as follows:

      "The aggregate number of shares of all classes of capital stock which the Corporation has authority to issue is 51,000,000 of which 50,000,000 are to be shares of Common stock, $.01 par value per share, and of which 1,000,000 are to be shares of serial preferred stock, $.01 par value per share."

      The remaining text of Article VI of the Corporation's Certificate of Incorporation would remain unchanged.

      The amendment to the Corporation's Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the outstanding shares of Coastal Financial common stock entitled to vote at the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE CORPORATION'S CERTIFICATE OF INCORPORATION TO INCREASE THE CORPORATION'S AUTHORIZED COMMON STOCK FROM 25,000,000 TO 50,000,000 SHARES.


--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

--------------------------------------------------------------------------------

      The Audit Committee of the Corporation's Board of Directors is comprised of four directors and operates under a written charter adopted by the Board of Directors. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Stock Market, Inc.

      The Corporation's management is responsible for the preparation and presentation of the Corporation's consolidated financial statements, its overall financial reporting process and for maintaining appropriate internal controls and procedures that provide for compliance with accounting standards. The independent registered public accounting firm is responsible for performing an independent audit of the Corporation's consolidated financial statements and issuing an opinion on the conformity of those financial statements with United States generally accepted accounting principles and annually auditing management's assessment of the effectiveness of internal controls over financial reporting. The Audit Committee oversees the Corporation's internal control over financial reporting on behalf of the Board of Directors.

      In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management has represented to the Audit Committee that the Corporation's consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements.

      In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees) and has discussed with the independent registered public accounting firm their independence from the Corporation and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with its independence.

      The Audit Committee discussed with the Corporation's independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Corporation's internal control over financial reporting, and the overall quality of the Corporation's financial reporting process.

      In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Corporation's management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Corporation's financial statements to United States generally accepted accounting principles. The Audit Committee's oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent registered public accounting firm do not assure that the Corporation's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Corporation's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Corporation's independent registered public accounting firm is in fact "independent."

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the Corporation's audited consolidated financial statements be included in the Corporation's Annual Report on Form 10-K for the year ended September 30, 2005 for filing with the Securities and Exchange Commission. The Audit Committee has appointed KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending September 30, 2006.

      Members of the Audit Committee:

      J. Robert Calliham - Chairman
      James P. Creel
      James H. Dusenbury
      William O. Marsh

--------------------------------------------------------------------------------

                            AUDITING AND RELATED FEES

--------------------------------------------------------------------------------

Independent Registered Public Accounting Firm

      KPMG LLP was the Corporation's independent registered public accounting firm for the 2005 fiscal year. The Audit Committee has appointed KPMG LLP to be the Corporation's independent registered public accounting firm for the 2006 fiscal year. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from Shareholders and will have the opportunity to make a statement should he or she desire to do so.

Audit Fees and Non-Audit Fees

      The following table sets forth the fees billed to the Company for the fiscal years ended September 30, 2005 and 2004 by KPMG LLP:

                                                      2004           2005
                                                      ----           ----

      Audit fees (1)                                $92,000        $142,500

      Audit related fees (2)                         27,500         158,384
      Tax fees (3)                                   32,875          34,975
      All other fees                                    -0-             -0-

      (1) Audit fees consisted primarily of audit of the Company's annual financial statements of Coastal Financial Corporation and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q.
      (2) Audit related fees consisted of fees related to FDICIA attestation services in 2004, a Securities and Exchange Commission registration statement (Form S-8) in 2004 and fees related to compliance with
            Section 404 of the Sarbanes-Oxley Act of 2002 regarding the Company's internal controls over financial reporting in 2005. Audit fees include fees related to FDICIA attestation services for 2005.
      (3)   Consists of tax filing and tax-related compliance.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

      The Audit Committee is responsible for appointing and overseeing the work of the independent registered public accounting firm and setting the independent registered public accounting firm's compensation. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process is intended to ensure that the independent registered public accounting firm does not provide any non-audit services to the Corporation that are prohibited by law or regulation.

--------------------------------------------------------------------------------

              NOMINATING/CORPORATE GOVERNANCE COMMITTEE PROCEDURES

--------------------------------------------------------------------------------

General

      It is the policy of the Nominating/Corporate Governance Committee of the Board of Directors of the Corporation to consider director candidates recommended by Shareholders who appear to be qualified to serve on the Corporation's Board of Directors. The Nominating/Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating/Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. In order to avoid the unnecessary use of the Nominating/Corporate Governance Committee's resources, the Nominating/Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below. The Nominating/Corporate Governance Committee acts under a written charter adopted by the Board of Directors on June 1, 2004.

Procedures To Be Followed By Shareholders

      To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a Shareholder should submit the following information in writing, addressed to the Chairman of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Corporation:

      1.    The name of the person recommended as a director candidate;

      2. All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

      3. The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

      4. As to the Shareholder making the recommendation, the name and address, as they appear on the Corporation's books, of such Shareholder; provided, however, that if the Shareholder is not a registered holder of the Corporation's common stock, the Shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

      5. A statement disclosing whether such Shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

      In order for a director candidate to be considered for nomination at the company's annual meeting of Shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendars days prior to the date the Company's proxy statement was released to Shareholders in connection with the previous year's annual meeting, advanced by one year.

Minimum Qualifications

      The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet any qualification requirements set forth in any Board or committee governing documents.

      The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees; financial, regulatory and business experience; familiarity with and participation in the local community; integrity, honesty and reputation; dedication to the Corporation and its Shareholders; independence; and any other relevant factors, including age, diversity, size of the Board of Directors and regulatory disclosure obligations.

      In addition prior to nominating an existing director for re-election to the Board of Directors, the Nominating/Corporate Governance Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Process For Identifying and Evaluating Nominees

      The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

      Identification. For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as their knowledge of members of the communities served by Coastal Financial. The Nominating/Corporate Governance committee also will consider director candidates recommended by Shareholders in accordance with the policy and procedures set forth above. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.

      Evaluation. In evaluating potential nominees, the Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual's background and interview the candidate.

--------------------------------------------------------------------------------

      BOARD POLICIES REGARDING SHAREHOLDER COMMUNICATIONS AND ATTENDANCE AT
                                 ANNUAL MEETINGS

--------------------------------------------------------------------------------

      The Corporation encourages Shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communication to the care of Susan J. Cooke, Corporate Secretary, Coastal Financial Corporation, 2619 Oak Street, Myrtle Beach, South Carolina 29577. Communications regarding financial or accounting policies should be sent to the attention of the Chairman of the Audit Committee. All other communications should be sent to the attention of the Chairman of the Nominating/Corporate Governance Committee.

      Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the Corporation's directors attended the Corporation's 2005 Annual Meeting of Shareholders.

--------------------------------------------------------------------------------

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

--------------------------------------------------------------------------------

      Proposals that Shareholders seek to have included in the proxy statement for the Corporation's next annual meeting must be received by the Corporation no later than August 21, 2006. If next year's annual meeting is held on a date more than 30 calendar days from January 31, 2007, a Shareholder proposal must be received by a reasonable time before the Corporation begins to print and mail its proxy solicitation for such annual meeting. Any such proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

--------------------------------------------------------------------------------

      The Company's Bylaws provide that in order for a Shareholder to make nominations for the election of directors or proposals for business to be brought before the annual meeting, a Shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to Shareholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to Shareholders. A copy of the Bylaws may be obtained from the Corporation.

--------------------------------------------------------------------------------

                                  MISCELLANEOUS

--------------------------------------------------------------------------------

      The Corporation will pay the cost of this proxy solicitation. The Corporation will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Coastal Financial common stock. In addition to soliciting proxies by mail, directors, officers and regular associates of the Corporation may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.

      The Corporation's Annual Report to Shareholders has been mailed to Shareholders of record as of the close of business on December 5, 2005. Any Shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Corporate Secretary of the Corporation. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

      If a Shareholder and others who share the Shareholder's address own shares in "street name", the Shareholder's broker or other holder of record may be sending only one Annual Report and Proxy Statement to the Shareholder's address. This practice, known as "householding," is designed to reduce printing and postage costs. However, if a Shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, the Shareholder should contact the broker or other holder of record. If a Shareholder owns shares in "street name" and is receiving multiple copies of the Annual Report and Proxy Statement, the Shareholder may request householding by contacting its broker or other holder of record.

      A copy of the Corporation's Form 10-K, as filed with the Securities Exchange Commission for the year ended September 30, 2005, may be obtained or viewed on www.coastalfederal.com by clicking on Investor Services.
          ----------------------


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Susan J. Cooke

                                          Susan J. Cooke
                                          Corporate Secretary


      Myrtle Beach, South Carolina
      December 20, 2005

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                 REVOCABLE PROXY
                          COASTAL FINANCIAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 31, 2006

      The undersigned hereby appoints the official proxy committee, consisting of all of the members of the Board of Directors of Coastal Financial Corporation, Myrtle Beach, South Carolina, with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Coastal Financial Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at The Breakers Resort, 2006
N. Ocean Boulevard, Myrtle Beach, South Carolina, on Tuesday, January 31, 2006, at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, as indicated to the right:

                                                                  With- For All
                                                           For    hold   Except
1.    The election as  directors of all nominees  listed   [_]    [_]      [_]
      (except as marked to the contrary below):

For a Three Year Term:  G. David Bishop, James T. Clemmons, William O. Marsh,
                        Frank A. Thompson, II

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                           For  Against  Abstain
2.    Ratification of an Amendment to the Certificate of   [_]    [_]      [_]
      Incorporation   to  increase   the   Corporation's
      authorized   common  stock  from   25,000,000   to
      50,000,000 shares.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

      THIS PROXY, PROPERLY SIGNED AND DATED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 2006 ANNUAL MEETING.

                                                      --------------------------
    Please be sure to sign below and                  |  Date
    date this Proxy in the box provided.              |
--------------------------------------------------------------------------------


----Shareholder sign above-------------------Co-holder (if any) sign above------

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paidenvelope provided. ^

                          COASTAL FINANCIAL CORPORATION

--------------------------------------------------------------------------------
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the Shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.
      The above signed acknowledges receipt from the Corporation prior to the execution of this proxy, of a notice of the Meeting, a proxy statement dated December 20, 2005 and the 2005 Annual Report to Shareholders.
      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


-----------------------------

-----------------------------

-----------------------------